UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                                  Current Report
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-02       51-6555101
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)



       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



ITEM 8.01  Other Events

On September 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the September 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1
                                  (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   9/20/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the September 15, 2004 distribution.





                   EX-99.1

Morgan Stanley Auto Loan Trust 2004-HB1




Record Date:            9/14/04
Distribution Date:      9/15/04


Morgan Stanley Auto Loan Trust 2004-HB1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                        Morgan Stanley Auto Loan Trust 2004 HB-1




Certificateholders Distribution Summary

                        Beginning       Interest        Interest        Principal       Ending          Total
Class   Cusip           Principal       Distribution    Carryover       Distribution    Principal       Distribution
                        Balance         Amount          Shortfall       Amount          Balance
A-1     61747RAF7       114,369,924.78  126,760.00      0.00            26,927,601.23    87,442,323.55  27,054,361.23
A-2     61747RAG5       165,450,000.00  264,720.00      0.00                     0.00   165,450,000.00     264,720.00
A-3     61747RAH3       174,400,000.00  383,680.00      0.00                     0.00   174,400,000.00     383,680.00
A-4     61747RAJ9       187,285,000.00  519,715.88      0.00                     0.00   187,285,000.00     519,715.88
B       61747RAK6        25,000,000.00   63,541.67      0.00                     0.00    25,000,000.00      63,541.67
C       61747RAL4        28,710,000.00   68,904.00      0.00                     0.00    28,710,000.00      68,904.00
D       61747RAM2        13,940,000.00   63,891.67      0.00                     0.00    13,940,000.00      63,891.67
Certificates                       n/a         n/a       n/a                     0.00              n/a           0.00




        Pool Factors

                        Beginning       Interest        Interest        Principal       Ending         Interest
        Class           Note Pool       Distribution    Carryover       Distribution    Note Pool      Rate
                        Factor          per 1000        per 1000        per 1000        Factor

        A-1             0.5076339       0.5626276       0.0000000       119.5188692     0.3881151       1.33%
        A-2             1.0000000       1.6000000       0.0000000       0.0000000       1.0000000       1.92%
        A-3             1.0000000       2.2000000       0.0000000       0.0000000       1.0000000       2.64%
        A-4             1.0000000       2.7750000       0.0000000       0.0000000       1.0000000       3.33%
        B               1.0000000       2.5416667       0.0000000       0.0000000       1.0000000       3.05%
        C               1.0000000       2.4000000       0.0000000       0.0000000       1.0000000       2.88%
        D               1.0000000       4.5833333       0.0000000       0.0000000       1.0000000       5.50%



        Cash Statement



Collections
        Principal Collections                                                   24,713,338.74
        Interest Collections                                                     3,902,902.37
        Recoveries and Liquidation Proceeds                                        375,444.46
        Purchase Amounts and Advance Amounts from servicer                         255,603.56
                Total Collections Amount                                        29,247,289.13



Disbursements                                           per 1000 Original       Principal Balance
        Servicing Fee                                    0.7295739                  598,312.59
        Servicing Reimbursement Amount                   0.2781160                  228,078.76
        Owner Trustee Fee                                0.0010162                      833.33
        Indenture Trustee Fee                            0.0015242                    1,250.00
        Note Interest Distribution                       1.8183642                1,491,213.21
        Regular Principal Allocation                    29.3712435               24,086,916.20
        First Allocation of Principal                    0.0000000                        0.00
        Second Allocation of Principal                   0.0000000                        0.00
        Third Allocation of Principal                    3.4638910                2,840,685.03
        Total Distribution Amount                                                29,247,289.13


        Collateral Statement



        Pool Balance (beginning of Collection Period)                           717,975,112.07

        Pool Balance (end of Collection Period)                                 692,374,239.75

        Overcollateralization Target Amount for next Distribution Date           13,847,484.80
        Overcollateralization Amount                                             10,146,916.20


        Delinquency                                     Principal
                                Period          Number  Balance         Percentage
                                30 - 59 days    293     4,403,017.30    0.64%
                                60 - 89 days    84      1,199,046.67    0.17%
                                90 + days       62      1,005,629.42    0.15%
                                Totals          439     6,607,693.39    0.95%

        Pool Delinquency Percentage as of related Determination Date                      0.90%

        Repossessed Receivables                                         61        1,035,831.00

        Defaulted Receivables or Repurchased Receivables                            877,207.73

        Receivables granted extensions                                  627       9,732,108.69

        Repurchase Amounts                                                                0.00

        Realized Losses                                                             537,777.27
        Cram Down Losses                                                             10,280.69

        Cumulative Net Loss Ratio as of related Determination Date                        0.14%
        Six-Month Annualized Net Loss Ratio as of related Determination Date              0.36%
        Three-Month Annualized Net Loss Ratio as of related Determination Date            0.57%

        WAC                                      6.46
        WAM                                     51.13

